                                                                    EXHIBIT 23.1
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 20, 1999 which appears on page 79 of P-Com, Inc.'s Annual Report on Form 10-K, as amended, for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Jose California
June 11, 1999